Exhibit 99.1

TTM Technologies, Inc., Q3’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations Sameer.desai@ttmtech.com 714-327-3050

TTM Technologies, Inc. Reports Fiscal Third Quarter 2017 Results

Revenues and Operating Profits Exceed Expectations

COSTA MESA, CA – November 1st, 2017 – TTM Technologies, Inc. (NASDAQ:TTMI), a leading global printed circuit board (“PCB”) manufacturer, today reported results for the third quarter of fiscal 2017, which ended October 2nd, 2017.

Third Quarter 2017 Highlights

-	Net sales were $666.8 million
-	GAAP net income attributable to stockholders was $21.5 million, or $0.19 per diluted share
-	Non-GAAP net income attributable to stockholders was $33.4 million, or $0.32 per diluted share
-	Excluding a $7.4 million (non-cash) foreign exchange loss, non-GAAP earnings per diluted share were $0.38
-	Adjusted EBITDA was $85.7 million

Third Quarter 2017 Financial Results

Net sales for the third quarter of 2017 were $666.8 million, compared to $641.7 million in the third quarter of 2016 and $627.2 million in the second quarter of 2017.

GAAP operating income for the third quarter of 2017 was $44.1 million, compared to $50.2 million in the third quarter of 2016 and $45.1 million in the second quarter of 2017.

GAAP net income attributable to stockholders for the third quarter of 2017 was $21.5 million, or $0.19 per diluted share. This compares to a GAAP net income attributable to stockholders of $25.6 million, or $0.23 per diluted share, in the third quarter of 2016 and a GAAP net income of $20.6 million, or $0.18 per diluted share, in the second quarter of 2017.

On a non-GAAP basis, net income attributable to stockholders for the third quarter of 2017 was $33.4 million, or $0.32 per diluted share. This compares to non-GAAP net income attributable to stockholders of $40.1 million, or $0.39 per diluted share, for the third quarter of 2016 and $33.3 million, or $0.31 per diluted share, in the second quarter of 2017.

Adjusted EBITDA for the third quarter of 2017 was $85.7 million, or 12.9 percent of net sales, compared to adjusted EBITDA of $102.2 million, or 15.9 percent of net sales, for the third quarter of 2016 and $85.5 million, or 13.6 percent of net sales, for the second quarter of 2017.

“TTM delivered the fourth consecutive quarter of year on year organic growth with revenues and operating performance that exceeded our expectations” said Tom Edman, CEO of TTM. “On a year over year basis, the fastest growth in the third quarter came from the computing, automotive and the aerospace and defense end markets. Absent a foreign exchange loss due to the weakening U.S. dollar, non-GAAP EPS was above the high end of guidance.”

Business Outlook

For the fourth quarter of 2017, TTM estimates that revenue will be in the range of $700 million to $750 million, and non-GAAP net income attributable to stockholders will be in the range of $0.49 to $0.55 per diluted share.

TTM Technologies, Inc., Q3’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations Sameer.desai@ttmtech.com 714-327-3050

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss third quarter 2017 results and fourth quarter 2017 outlook on Wednesday, November 1st, 2017, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

Telephone access is available by dialing domestic 877-830-2636 or international 785-424-1802 (ID 9611659). The conference call also will be webcast on TTM’s website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a leading global printed circuit board manufacturer, focusing on quick-turn and volume production of technologically advanced PCBs, backplane assemblies and electro-mechanical solutions. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

With respect to the Company’s outlook for non-GAAP net income attributable to stockholders per diluted share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect such measure calculated and presented in accordance with GAAP. Our expected non-GAAP net income attributable to stockholders per diluted share excludes primarily the future impact of

TTM Technologies, Inc., Q3’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations Sameer.desai@ttmtech.com 714-327-3050 restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on our future period net income attributable to stockholders per diluted share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP net income attributable to stockholders per diluted share to such measure calculated and presented in accordance with GAAP is not available without unreasonable effort and has not been provided.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Third Quarter		Second Quarter	First Three Quarters
	2017	2016	2017	2017	2016
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$666,814	$641,720	$627,182	$1,919,243	$1,826,825
Cost of goods sold	569,980	532,158	531,315	1,621,523	1,536,055

Gross profit	96,834	109,562	95,867	297,720	290,770

Operating expenses:
Selling and marketing	16,269	15,643	15,851	48,775	49,518
General and administrative	30,018	35,641	29,885	90,725	109,721
Amortization of definite-lived intangibles	5,905	5,949	5,910	17,727	17,845
Restructuring charges	100	2,103	416	1,125	8,005
Impairment of long-lived assets	—	—	—	—	3,346
(Gain)/loss on sale of assets	452	—	(1,251)	(2,348)	(1,472)

Total operating expenses	52,744	59,336	50,811	156,004	186,963

Operating income	44,090	50,226	45,056	141,716	103,807
Interest expense	(13,598)	(18,873)	(12,922)	(40,116)	(60,741)
Loss on extinguishment of debt	(768)	—	(1)	(769)	—
Other, net	(6,984)	3,930	(5,824)	(14,518)	8,330

Income before income taxes	22,740	35,283	26,309	86,313	51,396
Income tax provision	(1,205)	(9,513)	(5,558)	(10,902)	(14,011)

Net income (loss)	$21,535	$25,770	$20,751	$75,411	$37,385

Net income attributable to noncontrolling interest	(82)	(188)	(160)	(408)	(519)

Net income (loss) attributable to stockholders	$21,453	$25,582	$20,591	$75,003	$36,866

Earnings (loss) per share attributable to stockholders:
Basic	$0.21	$0.26	$0.20	$0.74	$0.37
Diluted	$0.19	$0.23	$0.18	$0.65	$0.36
Weighted-average shares used in computing per share amounts:
Basic	101,814	100,245	101,756	101,501	100,004
Diluted	131,596	127,645	133,224	131,914	101,094
Reconciliation of the numerator and denominator used to calculate basic earnings per share and diluted earnings per share:
Net income attributable to stockholders	$21,453	$25,582	$20,591	$75,003
Add back items: interest expense, net of tax	3,469	3,321	3,432	10,296

Adjusted net income attributable to stockholders	$24,922	$28,903	$24,023	$85,299

Weighted-average shares outstanding	101,814	100,245	101,756	101,501
Dilutive effect of convertible debt	25,939	25,940	25,940	25,939
Dilutive effect of warrants	2,151		3,924	2,753
Dilutive effect of performance-based stock units, restricted stock units & stock options	1,692	1,460	1,604	1,721

Diluted shares	131,596	127,645	133,224	131,914

Earnings per share attributable to stockholders:
Basic	$0.21	$0.26	$0.20	$0.74
Diluted	$0.19	$0.23	$0.18	$0.65

SELECTED BALANCE SHEET DATA
	October 2, 2017	January 2, 2017
Cash and cash equivalents, including restricted cash	$301,934	$256,277
Accounts and notes receivable, net	475,056	432,788
Inventories	295,279	269,212
Total current assets	1,110,961	1,012,841
Property, plant and equipment, net	1,052,779	966,638
Other non-current assets	510,204	520,597
Total assets	2,673,944	2,500,076

Short-term debt, including current portion of long-term debt	$4,184	$110,652
Accounts payable	422,549	371,610
Total current liabilities	672,783	689,065
Debt, net of discount	974,161	909,030
Total long-term liabilities	1,048,614	981,886
Total equity	952,547	829,125
Total liabilities and equity	2,673,944	2,500,076

SUPPLEMENTAL DATA
	Third Quarter		Second Quarter	First Three Quarters
	2017	2016	2017	2017	2016
Gross margin	14.5%	17.1%	15.3%	15.5%	15.9%
Operating margin	6.6%	7.8%	7.2%	7.4%	5.7%
End Market Breakdown:
	Third Quarter		Second Quarter
	2017	2016	2017
Aerospace/Defense	16%	15%	17%
Automotive	20%	19%	20%
Cellular Phone	17%	17%	13%
Computing/Storage/Peripherals	14%	12%	14%
Medical/Industrial/Instrumentation	14%	14%	15%
Networking/Communications	17%	21%	20%
Other	2%	2%	1%
Stock-based Compensation:
	Third Quarter		Second Quarter
	2017	2016	2017
Amount included in:
Cost of goods sold	$606	$412	$639
Selling and marketing	$369	268	386
General and administrative	3,703	2,119	3,975

Total stock-based compensation expense	$4,678	$2,799	$5,000

Operating Segment Data:
	Third Quarter		Second Quarter
Net sales:	2017	2016	2017
PCB	$609,742	$598,656	$576,566
E-M Solutions	60,620	46,246	52,898
Corporate	—	—	—

Total sales	670,362	644,902	629,464
Inter-segment sales	(3,548)	(3,182)	(2,282)

Total net sales	$666,814	$641,720	$627,182

Operating segment income:
PCB	$70,443	$75,501	$69,435
E-M Solutions	2,870	1,421	2,689
Corporate	(23,318)	(20,747)	(21,158)

Total operating segment income	49,995	56,175	50,966
Amortization of definite-lived intangibles	(5,905)	(5,949)	(5,910)

Total operating income	44,090	50,226	45,056
Total other expense	(21,350)	(14,943)	(18,747)

Income before income taxes	$22,740	$35,283	$26,309

RECONCILIATIONS[1]
	Third Quarter		Second Quarter	First Three Quarters
	2017	2016	2017	2017	2016
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$96,834	$109,562	$95,867	$297,720	$290,770
Add back item:
Stock-based compensation	606	412	639	1,639	1,161

Non-GAAP gross profit	$97,440	$109,974	$96,506	$299,359	$291,931

Non-GAAP gross margin	14.6%	17.1%	15.4%	15.6%	16.0%

Non-GAAP operating income reconciliation[3]:
GAAP operating income	$44,090	$50,226	$45,056	$141,716	$103,807
Add back items:
Amortization of definite-lived intangibles	5,905	5,949	5,910	17,727	17,845
Stock-based compensation	4,678	2,799	5,000	13,306	7,890
(Gain)/loss on sale of assets	452	—	(1,251)	(2,348)	(1,472)
Impairments, restructuring, acquisition-related, and other charges	100	2,300	416	1,225	12,844

Non-GAAP operating income	$55,225	$61,274	$55,131	$171,626	$140,914

Non-GAAP operating margin	8.3%	9.5%	8.8%	8.9%	7.7%

Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income (loss) attributable to stockholders	$21,453	$25,582	$20,591	$75,003	$36,866
Add back items:
Amortization of definite-lived intangibles	5,905	5,949	5,910	17,727	17,845
Stock-based compensation	4,678	2,799	5,000	13,306	7,890
Non-cash interest expense	2,699	4,721	2,726	8,052	16,483
(Gain)/loss on sale of assets	452	—	(1,251)	(2,348)	(1,472)
Loss on extinguishment of debt	768	—	1	769	—
Impairments, restructuring, acquisition-related, and other charges	100	2,300	416	1,225	12,844
Income taxes	(2,643)	(1,208)	(119)	(7,855)	(8,036)

Non-GAAP net income attributable to stockholders	$33,412	$40,143	$33,274	$105,879	$82,420

Non-GAAP earnings per diluted share attributable to stockholders	$0.32	$0.39	$0.31	$1.00	$0.82

Non-GAAP diluted number of shares[5]:
Diluted shares	131,596	127,645	133,224	131,914	101,094
Dilutive effect of convertible debt	(25,939)	(25,940)	(25,940)	(25,939)	—

Non-GAAP diluted number of shares	105,657	101,705	107,284	105,975	101,094

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$21,535	$25,770	$20,751	$75,411	$37,385
Add back items:
Income tax provision (benefit)	1,205	9,513	5,558	10,902	14,011
Interest expense	13,598	18,873	12,922	40,116	60,741
Amortization of definite-lived intangibles	5,905	5,949	5,910	17,727	17,845
Depreciation expense	37,496	37,006	36,146	109,719	117,690
Stock-based compensation	4,678	2,799	5,000	13,306	7,890
(Gain)/loss on sale of assets	452	—	(1,251)	(2,348)	(1,472)
Loss on extinguishment of debt	768	—	1	769	—
Impairments, restructuring, acquisition-related, and other charges	100	2,300	416	1,225	12,844

Adjusted EBITDA	$85,737	$102,210	$85,453	$266,827	$266,934

Adjusted EBITDA margin	12.9%	15.9%	13.6%	13.9%	14.6%

Free cash flow reconciliation:
Operating cash flow	71,366	102,737	59,114	180,064	200,686
Capital expenditures, net	(22,877)	(25,552)	(45,626)	(91,881)	(60,997)

Free cash flow	$48,489	$77,185	$13,488	$88,183	$139,689

[1]	This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2]	Non-GAAP gross profit and gross margin measures exclude stock-based compensation expense.

[3]	Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges.

[4]	This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company's ongoing financial condition and results of operations.

[5]	Non-GAAP diluted number of shares used in computing non-GAAP earnings per share attributable to stockholders excludes the dilutive effect of convertible debt.

[6]	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.